UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 13, 2019
Xilinx, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-18548	77-0188631
(State or other jurisdiction of	(Commission File	(IRS Employer
incorporation)	Number)	Identification No.)

2100 Logic Drive, San Jose, California	95124
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (408) 559-7778

(Former Name or Former Address, if Changed Since Last Report: N/A)
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	XLNX	The Nasdaq Global Select Market
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(a) On May 13, 2019, Mr. Albert A. Pimentel notified Xilinx, Inc. (the “Company”) of his decision to retire as a member of the Board of Directors ("Director") of the Company at the end of his current term. He will continue to serve as a Director until the Company’s next annual stockholder meeting, currently scheduled for August 8, 2019, and will not be standing for re-election at such meeting. Mr. Pimentel’s decision to retire was not due to any disagreement with the Company on any matters relating to the Company’s operations, policies or practices. The Company thanks Mr. Pimentel for his nine years of outstanding and dedicated service as a Director.

(e) Base Salary Increases and Executive Incentive Plan for Fiscal Year 2020

On May 16, 2019, the Compensation Committee of the Board of Directors (the “Compensation Committee”) of the Company approved base salary increases for certain of the Company’s named executive officers and approved the Company’s Executive Incentive Plan for fiscal year 2020 (the “2020 Incentive Plan”). The 2020 Incentive Plan is designed to tie executive compensation to the executive’s achievement of individual performance goals and the Company’s achievement of financial objectives. The base salary increases are effective July 1, 2019 and the 2020 Incentive Plan is effective as of April 1, 2019.

The 2020 Incentive Plan provides for a cash bonus calculated as a percentage of the executive officer’s base salary. For fiscal 2020, the Compensation Committee approved the base salaries and the bonus targets of the Company’s named executive officers as follows:

Name and Position	Base Salary ($)	Bonus Target Percentage (%)
Victor Peng, President and Chief Executive Officer	950,000	150
Lorenzo A. Flores, Executive Vice President and Chief Financial Officer	490,000	100
Vincent L. Tong, Executive Vice President, Global Operations and Quality	440,000	100
William Christopher Madden, Executive Vice President and General Manager, Wired and Wireless Group	525,000	100
Emre Önder, Senior Vice President, Marketing	375,000	80

Under the 2020 Incentive Plan, annual cash bonuses for the Chief Executive Officer ("CEO") and all other executive officers are determined using three different components, each with a different weighting. The three components are: (1) the Company’s revenue growth (the “Growth Component”), weighted at 40%; (2) the Company’s operating profit determined in accordance with U.S. generally accepted accounting principles (the “OP Component”), weighted at 35%; and (3) individual performance goals pertaining to each officer’s position and responsibilities (the “Individual Performance Component”), weighted at 25%. For all executive officers other than the CEO, the OP Component and the Individual Performance Component are paid on a semi-annual basis, and the Growth Component is paid on an annual basis. For the CEO, the OP Component is paid on a semi-annual basis, and the Individual Performance Component and the Growth Component are paid on an annual basis. At the discretion of the Compensation Committee, any extraordinary or one-time charges may be excluded for purposes of calculating the cash bonuses under the 2020 Incentive Plan.

Growth Component

The Growth Component is designed to reward year-over-year revenue growth. The Growth Component is subject to a minimum threshold for any payout and a multiplier that increases the payout amount depending on Company performance. The Growth Component multiplier begins at 0.10 for the threshold performance level and increases to a maximum of 2.0, rising in increments of 0.10, or 0.20 at certain performance levels, for each 1% of revenue growth, or increments of 0.05 for each 0.5% of revenue growth at certain performance levels. The multiplier increments are based on the Compensation Committee’s assessment of the difficulty associated with each corresponding increase in revenue growth.

OP Component

The OP Component is designed to reward achievement of certain levels of the Company’s operating profit margin. The OP Component is subject to a minimum threshold for any payout and a multiplier that increases the payout depending on Company performance. The OP Component multiplier begins at 0.10 for the threshold operating profit margin and increases to a maximum of 2.0 for each semi-annual measurement period, rising in increments of between 0.05 and 0.15 for each 1% increase in operating profit margin. The multiplier increments are based on the Compensation Committee’s assessment of the difficulty associated with each corresponding level of operating profit.

Individual Performance Component

For all executive officers other than the CEO, the Individual Performance Component is based on a maximum of ten individual performance goals per semi-annual performance period. The CEO’s Individual Performance Component is based on a maximum of ten individual performance goals for the annual performance period. For all executive officers, achievement of each goal is measured on a scale of 0% achievement to 150% achievement. The threshold for any payout of the Individual Performance Component is 50% overall achievement, and the maximum performance is capped at 150%.

Named Executive Officer Equity Grants

The Compensation Committee also approved restricted stock unit (“RSU”) awards to the executive officers with an effective grant date of July 10, 2019, subject to both performance and time-based vesting provisions. The target number of RSUs is calculated by dividing a cash value by the average closing share price of the Company’s stock from April 1, 2019 to June 30, 2019, rounded up to the nearest 500th stock unit. For fiscal 2020, the total award value for these RSUs are as follows:

Name and Position	Total Award Value ($)
Victor Peng, President and CEO	9,500,000
Lorenzo A. Flores, Executive Vice President and Chief Financial Officer	1,500,000
Vincent L. Tong, Executive Vice President, Global Operations and Quality	1,000,000
William Madden, Executive Vice President and General Manager, Wired and Wireless Group	2,500,000
Emre Önder, Senior Vice President, Marketing	1,000,000

For Mr. Peng, 70% of the RSUs are contingent on vesting conditions based on performance metrics as described below and the remaining 30% will vest in four equal annual installments, starting one year from the grant date. For Messrs. Flores, Tong, Madden and Önder, 60% of their respective RSUs are contingent on vesting conditions based on performance metrics as described below and the remaining 40% will vest in four equal annual installments, starting one year from the grant date.

The performance-based RSUs have four performance-based metrics, including (1) overall revenue; (2) new product revenue; (3) EBITDA growth; and (4) strategic markets and product execution. Following the end of fiscal 2020, the Compensation Committee will evaluate the performance metrics and determine the degree of overall achievement, between 0% and 187.5%. The number of earned performance-based RSUs may increase with over achievement of the applicable performance metrics, including up to a maximum of 187.5% of the target number of performance-based RSUs. Following determination of the number of performance-based RSUs earned, those RSUs will be subject to time-based vesting in three equal annual installments, starting one year from the date of grant.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XILINX, INC.

Date: May 17, 2019	By:	/s/ Catia Hagopian
Catia Hagopian
Senior Vice President, General Counsel and Secretary